Supplement dated February 29, 2024
to the Prospectus, Summary Prospectus, and Statement of Additional Information (SAI), each as supplemented as applicable, of the following fund (the Fund):
Fund	Prospectus, Summary Prospectus and SAI Dated
Columbia Acorn Trust
Columbia Acorn® Fund	May 1, 2023
Effective immediately, the following changes are hereby made to the Fund's Prospectus and Summary Prospectus.
The portfolio manager information under the caption “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Erika K. Maschmeyer, CFA	Head of Domestic Equity and Director of Domestic Research, Portfolio Manager and Analyst at the Investment Manager	Portfolio Manager since 2019	2016
The portfolio manager information under the “Primary Service Provider Contracts” caption in the “More Information About the Fund” section of the Prospectus is hereby revised with the following:
Portfolio Manager
Information about the portfolio manager primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio manager, including information relating to compensation, other accounts managed by the portfolio manager, and ownership by the portfolio manager of Fund shares.
Portfolio Management	Title	Role with Fund	Service with the Fund Since
Erika K. Maschmeyer, CFA	Head of Domestic Equity and Director of Domestic Research, Portfolio Manager and Analyst at the Investment Manager	Portfolio Manager since 2019	2016
Ms. Maschmeyer has been associated with the Investment Manager as an investment professional since 2016. Ms. Maschmeyer heads the Investment Manager's U.S. equity research efforts and has been a Vice President of the Trust since March 2020. Prior to joining the Investment Manager, Ms. Maschmeyer was a research analyst at an investment advisory firm where she was responsible for U.S. consumer discretionary/staples investments. Ms. Maschmeyer began her investment career in 2001 and earned a B.A. from Denison University and an M.B.A from the University of Chicago.
The rest of the Prospectus and Summary Prospectus remain unchanged.
Effective immediately, all references to John Emerson in the SAI are hereby removed. The rest of the SAI remains unchanged.
Shareholders should retain this Supplement for future reference.
SUP110_12_011_(02/24)